UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2019

(Exact name of registrant as specified in its charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 545-6000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NANO	Nasdaq Global Select Market (Nasdaq)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2019, Nanometrics Incorporated, a Delaware corporation (“Nanometrics” or the “Company”), Rudolph Technologies, Inc., a Delaware corporation (“Rudolph”) and PV Equipment Inc., a Delaware corporation and a wholly owned subsidiary of Nanometrics (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Rudolph, with Rudolph continuing as a wholly owned subsidiary of Nanometrics and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $0.001 per share, of Rudolph (“Rudolph Common Stock”) will be converted into the right to receive 0.8042 (the “Exchange Ratio”) shares of common stock, par value $0.001 per share, of Nanometrics (“Nanometrics Common Stock”). Holders of Rudolph Common Stock will receive cash in lieu of fractional shares. At the effective time of the Merger, Rudolph’s common stockholders will own approximately 50%, and Nanometrics’ common stockholders will own approximately 50%, of the outstanding shares of common stock of the combined company on a fully diluted basis.

In addition, as of the effective time of the Merger, Nanometrics will assume the outstanding Rudolph equity awards granted under Rudolph’s equity compensation plans, with the number of shares underlying such award (and in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio, except that Rudolph stock options held by employees whose employment with Rudolph ceases prior to the effective time of the Merger will receive a cash payment equal to the positive difference, if any, calculated by subtracting the aggregate exercise price of such Rudolph stock option from the product of (i) the aggregate number of shares of Rudolph Common Stock subject to such Rudolph stock option and (ii) the Exchange Ratio multiplied by the volume weighted average trading price of shares of Nanometrics Common Stock on the New York Stock Exchange, calculated to four decimal places and determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours, for the five (5) consecutive trading days ending on the third complete trading day prior to (and excluding) the closing date of the Merger as reported by Bloomberg, L.P. (subject to any withholding required by applicable law). Each converted equity award will continue to be subject to the same terms and conditions as applied to the corresponding Rudolph equity award as of immediately prior to the closing of the Merger, subject to potentially different treatment for awards outside the United States to take into account local laws and employment conditions. Nanometrics’ outstanding equity awards under its equity compensation plans will remain outstanding, subject to the terms of such awards.

Each of Rudolph and Nanometrics has agreed to customary representations, warranties and covenants in the Merger Agreement including, among others, covenants relating to (1) the conduct of their respective businesses during the period between the execution of the Merger Agreement and the effective time of the Merger, (2) non-solicitation of alternative acquisition proposals, (3) Nanometrics’ obligation to call a meeting of its stockholders, and subject to certain exceptions, to recommend that its stockholders approve the issuance of shares of Nanometrics Common Stock and to amend and restate the certificate of incorporation of Nanometrics to increase the number of authorized shares of common stock, (4) Rudolph’s obligations to call a meeting of its stockholders to adopt the Merger Agreement, and subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement and (5) Nanometrics filing with the Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement on Form S-4 to register the shares of Nanometrics Common Stock to be issued pursuant to the Merger Agreement (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including, among other things, the (1) approval by the stockholders of Nanometrics of the issuance of the shares of Nanometrics Common Stock pursuant to the Merger Agreement, (2) approval by the stockholders of Nanometrics of an amendment and restatement of Nanometrics’ certificate of incorporation to increase the number of authorized shares of common stock, (3) the adoption by the stockholders of Rudolph of the Merger Agreement, (4) authorization for listing on the New York Stock Exchange of the shares of Nanometrics Common Stock (including the shares to be issued in the Merger), subject to official notice of issuance, (5) the receipt of required regulatory approvals, (6) effectiveness of the Registration Statement and (7) the absence of any order, injunction, decree or other legal restraint preventing, or any proceeding brought by a governmental authority challenging, the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including (1) the representations and warranties of the other party being true and correct as of the date of the Merger Agreement and as of the closing date of the Merger, generally subject to an overall material adverse effect qualification, (2) the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the closing of the Merger, (3) receipt by such party of an opinion from its counsel of its obligations to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and (4) the absence of a continuing material adverse effect with respect to the other party.

The Merger Agreement contains certain termination rights for both Rudolph and Nanometrics. Upon termination of the Merger Agreement under specified circumstances, one party may be required to pay the other party a termination fee of $26,000,000.

Nanometrics has agreed to take all action necessary such that, as of the effective time of the Merger, the Board of Directors of the combined company will consist of twelve members, six of whom will be designated by each of Nanometrics and Rudolph, respectively. The parties have also agreed that two of those board members will be Michael P. Plisinski, the Chief Executive Officer of Rudolph, who will become the Chief Executive Officer of the combined company at the effective time of the Merger, and Christopher A. Seams, a member of the Nanometrics Board of Directors, who will become the Chairman of the Board of Directors of the combined company at the effective time of the Merger.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Nanometrics or Rudolph or to modify or supplement any factual disclosures about Rudolph in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Nanometrics and Rudolph made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Nanometrics, Rudolph or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Rudolph, Nanometrics or any of their respective affiliates, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of Rudolph and Nanometrics and a prospectus of Nanometrics as well as in the Forms 10-K, Forms 10-Q and other filings that each of Rudolph and Nanometrics make with the SEC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2019, Nanometrics’ Board of Directors adopted an amendment to Nanometrics’ Bylaws (the “Bylaw Amendment”) to add a new Article XI thereto, which became effective immediately. The Bylaw Amendment provides that the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, another state court located within the State of Delaware, or if no such state court located within the state of Delaware has jurisdiction, the federal district court for the District of Delaware) is, to the fullest extent permitted by law, the sole and exclusive forum for certain actions (“Actions”), summarized as follows: (i) any derivative action or proceeding brought on behalf of Nanometrics, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or agent of Nanometrics to Nanometrics or Nanometrics’ stockholders, including any claim alleging aiding and abetting of such breach of a fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law (the “DGCL”), Nanometrics’ certificate of incorporation or Nanometrics’ Bylaws , (iv) any action asserting a claim against Nanometrics or any director or officer or other employee of Nanometrics governed by the internal affairs doctrine, or (v) any other action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL. Any person or entity owning, purchasing or otherwise acquiring any interest in shares of Nanometrics capital stock will be deemed to have notice of and consented to the provisions of the Bylaw Amendment. The Bylaw Amendment also provides that if any Action is filed in a court other than in accordance with the Bylaw Amendment (a “Foreign Action”) in the name of any stockholder, that stockholder will be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any Action brought in any such court to enforce the forum selection provisions of the Bylaw Amendment, and (b) having service of process made upon such stockholder in any such enforcement action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On June 24, 2019, Rudolph and Nanometrics issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein. The information contained on the websites referenced in the press release is not incorporated herein.

On June 24, 2019, Mr. Lesaicherre sent correspondence by e-mail transmission to Nanometrics’ employees. A copy of the form of email is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

On June 24, 2019, representatives of Nanometrics sent correspondence by e-mail transmission to Nanometrics’ suppliers. A copy of the form of email is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

On June 24, 2019, representatives of Nanometrics sent correspondence by e-mail transmission to Nanometrics’ customers. A copy of the form of email is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

On June 24, 2019, Nanometrics and Rudolph expect to hold a joint investor conference call in connection with the announcement of the execution of the Merger Agreement. The slide presentation to be used by Nanometrics and Rudolph during the joint conference call is attached hereto as Exhibit 99.5 and incorporated herein by reference.

On June 25, 2019, Nanometrics and Rudolph expect to hold an employee town hall for Nanometrics’ employees in connection with the announcement of the execution of the Merger Agreement. The slide presentation to be used by Nanometrics and Rudolph during the employee town hall is attached hereto as Exhibit 99.6 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated June 23, 2019, by and among Nanometrics Incorporated, Rudolph Technologies, Inc., and PV Equipment, Inc.

3.1	Amendment to the Bylaws of Nanometrics Incorporated, effective June 23, 2019

99.1	Joint Press Release, dated June 24, 2019

99.2	Form of Email to Nanometrics employees from Pierre-Yves Lesaicherre, dated June 24, 2019

99.3	Form of Email to Nanometrics suppliers, dated June 24, 2019

99.4	Form of Email to Nanometrics customers, dated June 24, 2019

99.5	Investor Presentation, dated June 24, 2019

99.6	Employee Town Hall Presentation, dated June 25, 2019

*	All schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Nanometrics will furnish copies of any schedules to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Nanometrics Incorporated (“Nanometrics”) and Rudolph Technologies, Inc. (“Rudolph”). Statements in this Current Report on Form 8-K regarding Nanometrics, Rudolph, or the proposed business combination between Nanometrics and Rudolph (the “Proposed Transaction”) that are forward-looking, including statements regarding the anticipated benefits of the Proposed Transaction , the impact of the Proposed Transaction on Nanometrics’ and Rudolph’s employees, business and future financial and operating results, the amount and timing of synergies from the Proposed Transaction , and the closing date for the Proposed Transaction , are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Nanometrics’ and Rudolph’s control. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Nanometrics’ and Rudolph’s products and solutions; (ii) the ability of Nanometrics or Rudolph to meet rapid demand shifts; (iii) the ability of Nanometrics or Rudolph to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the companies’ concentrated customer bases; (v) the ability of Nanometrics or Rudolph to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability of Nanometrics or Rudolph to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Nanometrics’ and Rudolph’s international operations; (viii) the increasing complexity of certain manufacturing processes; (ix) raw material shortages and price increases; (x) changes in government regulations of the countries in which Nanometrics and Rudolph operate; (xi) the fluctuation of currency exchange rates; (xii) fluctuations in the market price of Nanometrics’ stock; and (xiii) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability of the companies’ to integrate their respective businesses promptly and effectively and to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the companies’ ability to obtain the approval of the Proposed Transaction by their respective stockholders and the timing of the closing of the Proposed Transaction , including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the Proposed Transaction to close for any other reason; the risk that a consent or authorization that may be required for the Proposed Transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the Proposed Transaction; and the diversion of management time in connection with the Proposed Transaction . For a more detailed discussion of such risks and other factors, see Nanometrics’ and Rudolph’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risks Factors” in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, filed on February 25, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 15, 2019 and in any other subsequently filed periodic reports or other filings of the companies with the SEC, each as available on the SEC website at www.sec.gov or investor.nanometrics.com or investors.rudolphtech.com. Neither Nanometrics or Rudolph assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the Proposed Transaction. In connection with the Proposed Transaction, Nanometrics intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Nanometrics and Rudolph that also constitutes a prospectus of Nanometrics. Each of Nanometrics and Rudolph also plan to file other relevant documents with the SEC regarding the Proposed Transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Nanometrics and Rudolph. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Nanometrics and Rudolph, once such documents are filed with the SEC through SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Nanometrics will be available free of charge on Nanometrics’ website at investor.nanometrics.com or by contacting Nanometrics’ Investor Relations Department by email at ir@nanometrics.com or by phone at (530) 265-9899. Copies of the documents filed with the SEC by Rudolph will be available free of charge on Rudolph’s website at investors.rudolphtech.com or by contacting Rudolph’s Investor Relations Department by email at investors@rudolphtech.com or by phone at (978) 253-6200.

Participants in the Solicitation

Nanometrics, Rudolph and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Nanometrics is set forth in Nanometrics’ proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 3, 2019, and Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, which was filed with the SEC on February 25, 2019. Information about the directors and executive officers of Rudolph is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 2, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Nanometrics or Rudolph using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOMETRICS INCORPORATED

Date: June 24, 2019	By:	/s/ Janet Taylor
Janet Taylor
General Counsel